PIMCO Funds

Supplement Dated August 26, 2014 to the

Asset Allocation Funds Institutional Class, Class P, Administrative Class, Class D, Class A, Class B,

Class C and Class R Prospectus dated July 31, 2014, as supplemented from time to time

(the “Prospectus”)

Disclosure Related to the PIMCO Global Multi-Asset Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE AND

INVESTMENT STRATEGIES

Effective September 30, 2014, the disclosure in the Investment Objective section of the Fund’s Fund Summary is deleted in its entirety and replaced with the following:

The Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Barclays Global Aggregate Index (USD Hedged).

In addition, effective September 30, 2014, the second sentence of the third paragraph of the Principal Investment Strategies in the Fund’s Fund Summary is deleted in its entirety and replaced with the following:

The Fund will typically invest 20% to 80% of its net assets in equity-related investments (including investment in common stock, preferred stock, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund and in other equity-related Acquired Funds). For the purposes of the above limitation, equity positions will be calculated on a net basis, meaning if short equity-related positions are held, they will be netted against long positions.

In addition, effective September 30, 2014, the Fund’s broad-based securities market index is the MSCI All Country World Index. Accordingly, effective September 30, 2014, the following sentences are added before the first sentence of the second paragraph of the Performance Information Section in the Fund’s Fund Summary:

Effective September 30, 2014, the Fund’s broad-based securities market index is the MSCI All Country World Index. The MSCI All Country World Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising developed and emerging market indexes. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies and investment objective. Prior to September 30, 2014, the Fund’s primary benchmark index was the MSCI World Index.

In addition, effective September 30, 2014, the Fund’s secondary index is the 60% MSCI All Country World Index/40% Barclays Global Aggregate Index (USD Hedged). Accordingly, effective September 30, 2014, the third sentence of the second paragraph of the Performance Information Section in the Fund’s Fund Summary is deleted in its entirety and replaced with the following:

Effective September 30, 2014, the Fund’s secondary index is the 60% MSCI All Country World Index/40% Barclays Global Aggregate Index (USD Hedged). The 60% MSCI All Country World Index/40% Barclays Global Aggregate Index (USD Hedged) is a blended index. The Barclays Global Aggregate Index (USD Hedged) provides a broad-based measure of the global investment-grade fixed income markets. The Fund’s new secondary index was selected as its use is more closely aligned with the Fund’s investment strategies and investment objective. Prior to September 30, 2014, the Fund’s secondary index was the 1 Month USD LIBOR (London Interbank Offered Rate) Index +5%.

In addition, effective September 30, 2014, the following disclosure is added above the row relating to the MSCI World Index in the Average Annual Total Returns Table in the Performance Information Section in the Fund’s Fund Summary in the Prospectus:

	1 Year	5 Years	Since Inception (10/29/2008)
MSCI All Country World Index (reflects no deductions for fees, expenses or taxes)	22.80%	14.92%	14.60%

In addition, effective September 30, 2014, the following disclosure is added above the row relating to the 1 Month USD LIBOR Index +5% in the Average Annual Total Returns Table in the Performance Information Section in the Fund’s Fund Summary in the Prospectus:

	1 Year	5 Years	Since Inception (10/29/2008)
60% MSCI All Country World Index/40% Barclays Global Aggregate Index (USD Hedged) (reflects no deductions for fees, expenses or taxes)	13.18%	10.89%	11.02%

In addition, effective September 30, 2014, the Fund’s portfolio is managed by Mihir Worah. Therefore, effective September 30, 2014, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Mihir Worah. Mr. Worah is a Deputy CIO and Managing Director of PIMCO, and he has managed the Fund since January 2014.

In addition, effective September 30, 2014, disclosure concerning the portfolio manager of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Global Multi-Asset	Mihir Worah	1/14	Deputy CIO and Managing Director, PIMCO. Mr. Worah is a portfolio manager and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 12 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_082614

PIMCO Funds

Supplement dated August 26, 2014 to the

Statement of Additional Information dated July 31, 2014,

as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Global Multi-Asset Fund (the “Fund”)

Effective September 30, 2014, the Fund’s portfolio is managed by Mihir Worah. Therefore, effective September 30, 2014, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective September 30, 2014, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective September 30, 2014, the PIMCO Global Multi-Asset Fund is managed by Mihir Worah.

In addition, effective September 30, 2014, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP2_082614